Exhibit 99.1

Integrated Coffee Technologies, Inc. & Subsidiary

Report of Independent Registered Public Accounting Firm & Financial Statements

December 31, 2006

Integrated Coffee Technologies Inc. & Subsidiary

Table of Contents

Page

Report of Independent Registered Public Accounting Firm. . . . . . . . . . . . . . . . . . . . .            1

Consolidated Balance Sheet as of December 31, 2006. . . . . . . . . . . . . . . . . . . . . . . . . . .        2

Consolidated Statements of Operations for the Years Ended December 31, 2006 and 2005

and for the period from Inception [June 16, 1995] through December 31, 2006. . . . . . . . .     3

Consolidated Statements of Cash Flows for the Years Ended December 31, 2006 and 2005

and for the period from Inception [June 16, 1995] through December 31, 2006 . . . . . . . . .     4

Statements of Stockholders' Equity for the Period from Inception [June 16, 1995]

through December 31, 2006 . . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5 - 7

Notes to Consolidated Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8 - 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Integrated Coffee Technologies, Inc. (a development stage company)

We have audited the accompanying consolidated balance sheet of Integrated Coffee Technologies, Inc. (a development stage company) as of December 31, 2006, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years ended December 31, 2006 and 2005 and for the period from inception [June 16, 1995] through December 31, 2006. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrated Coffee Technologies, Inc. (a development stage company) as of December 31, 2006, and the results of operations and cash flows for the years ended December 31, 2006 and 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has accumulated losses from operations and the Company has a net working capital deficiency that raises substantial doubt about its ability to continue as a going concern.  Management plans in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Mantyla McReynolds, LLC

Salt Lake City, Utah

September 24, 2007

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Consolidated Balance Sheet

December 31, 2006

ASSETS

Consolidated
2006
Current Assets
Cash and cash equivalents	$713,658
Short-term advances - Note 1	38,600
Total Current Assets	752,258

Property and Equipment
Property and Equipment, net - Note 1 & 6	55,199
Net Property and Equipment	55,199

Other Assets
Patents/License Agreements, net - Notes 1 & 7	822,994
Deposits	3,000
Total Other Assets	825,994

Total Assets	$1,633,451

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Current Liabilities
Accounts payable	$389,640
Accrued Liabilities	11,194
Shareholder loans - Note 3	436,098
Officer loans - Note 3	20,500
Accrued Interest - Related Party - Note 3	359,343
Total Current Liabilities	1,216,775

Total Liabilities	1,216,775

Stockholders’ Equity
Common stock, $.0001 par value,
20,000,000 shares authorized,
17,651,068 issued and outstanding	$1,765

Additional Paid-In Capital	16,362,080
Accumulated deficit	(15,947,169)
Total Stockholders’ Equity	416,676
Total Liabilities and Stockholders’ Equity	$1,633,451

(0)

See accompanying notes to financial statements.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Consolidated Statements of Operations

For the years ended December 31, 2006 and 2005 and for the

period from Inception [June 16, 1995] through December 31, 2006

			For the Period
	Year Ended	Year Ended	from Inception [June 16, 1995]
	December 31,	December 31,	through December 31,
	2006	2005	2006

	$-	$-	$-

	-	-	-

	-	-	-

Research and Development	230,014	108,942	671,826
General & Administrative Expenses	605,170	526,945	11,859,630

Total Operating Expenses	835,184	635,887	12,531,456

	(835,184)	(635,887)	(12,531,456)

Interest Expense	(150,388)	(208,954)	(1,217,685)
Other Income (Expense)	13,245	14,075	(2,198,028)

Total Other Income (Loss)	(137,143)	(194,879)	(3,415,713)

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Consolidated Statements of Operations

For the years ended December 31, 2006 and 2005 and for the

period from Inception [June 16, 1995] through December 31, 2006

	(972,327)	(830,766)	(15,947,169)

	-	-	-

	$(972,327)	$(830,766)	$(15,947,169)

Earnings (Loss) Per Share - Basic & Diluted	(0.16)	(0.14)	(4.28)

Weighted Average Shares Outstanding	6,140,271	5,876,279	3,723,113

See accompanying notes to financial statements.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Consolidated Statements of Cash Flow

For the years ended December 31, 2006 and 2005 and for the

periods from Inception [June 16, 1995] through December 31, 2006

			For the Periods
	For the Year	For the Year	from Inception
	ended	ended	[June 16, 1995] through
	December 31,	December 31,	December 31,
	2006	2005	2006
Cash Flows From Operating Activities:
Net Income (Loss)	$(972,327)	$(830,766)	$(15,947,169)
Adjustments to reconcile net (loss) to
net cash provided by operating activities:
Stock Based Compensation	6,034	62,580	1,495,935
Stock issued for expenses	-	20,065	4,101,484
Depreciation	9,520	13,305	112,248
Amortization	84,106	79,692	425,809
(Increase)/Decrease in Advances	26,181	(2,051)	(38,600)
(Increase)/Decrease in Deposits	(3,000)	-	(3,000)
Increase/(Decrease) in Accounts Payable	(118,665)	63,433	535,620
Increase/(Decrease) in Shareholder Loans	219,839	-	290,118
Increase/(Decrease) in Accrued Officer Compensation	-	-	20,500
Increase/(Decrease) in Accrued Interest	150,388	(580,463)	359,343
Increase/(Decrease) in Accrued Liabilities	(658)	11,852	11,194

Net Cash Provided by/(Used for) Operating Activities	(598,582)	(1,162,353)	(8,636,518)
Cash Flows From Investing Activities:

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Consolidated Statements of Cash Flow

For the years ended December 31, 2006 and 2005 and for the

periods from Inception [June 16, 1995] through December 31, 2006

Purchase of Property, Plant, & Equipment	(34,961)	(6,370)	(167,447)
Purchase of Patent Rights/Licenses	(78,533)	(30,304)	(1,248,803)

Net Cash Provided by/(Used for) Investing Activities	(113,494)	(36,674)	(1,416,250)
Cash Flows From Financing Activities:
Payment on Related Party Notes	(307,530)	-	(457,530)
Proceeds from stock issuance	730,040	400,000	8,320,475
Issuance of Related Party Notes	627,000	1,156,253	2,903,481

Net Cash Provided by/(Used for) Financing Activities	1,049,510	1,556,253	10,766,426
Net Increase in Cash	337,434	357,226	713,658
Beginning Cash Balance	376,224	18,998	-
Ending Cash Balance	$713,658	$376,224	$713,658

Supplemental Disclosure of Cash Flow Information:
Stock issued for debt forgiveness	$2,181,126	$-	$2,181,126
Cash paid for taxes	$-	$-	$-
Cash paid during the year for interest	$-	$-	$-
Expenses paid by shareholders	$73,860	$-	$290,118

See accompanying notes to financial statements

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Statements of Stockholder’s Equity

For the period from Inception [June 16, 1995] through December 31, 2006

	Common Shares	Common Stock	Additional Paid in Capital	Accum. Deficit	Net Stockholders' Equity (Deficit)
Balance, Jan. 1, 1995	-	$-	$-	$-	$-

Issuance of Stock for
Cash and Services	1,670,390	167	-	-	167

Net income for the year ended December 31, 1995	-	-	-	(897,963)	(897,963)

Balance, Dec. 31, 1995	1,670,390	167	-	(897,963)	(897,796)

Issuance of Stock for
Cash and Services	585,816	58	4,072,378	-	4,072,436

Net income for the year ended December 31, 1996	-	-	-	(3,448,984)	(3,448,984)

Balance, Dec. 31, 1996	2,256,206	225	4,072,378	(4,346,947)	(274,344)

Issuance of Stock for
Cash and Services	1,221,832	122	4,589,878	-	4,590,000

Net income for the year ended December 31, 1997	-	-	-	(3,878,380)	(3,878,380)

Balance, Dec. 31, 1997	3,478,038	347	8,662,256	(8,225,327)	437,276

Issuance of Stock for
Cash and Services	48,600	5	37,995	-	38,000

Net income for the year ended December 31, 1998	-	-	-	(330,589)	(330,589)

Balance, Dec. 31, 1998	3,526,638	$352	$8,700,251	$(8,555,916)	$144,687

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Statements of Stockholder’s Equity

For the period from Inception [June 16, 1995] through December 31, 2006

	Common Shares	Common Stock	Additional Paid in Capital	Accum. Deficit	Net Stockholders' Equity (Deficit)
Balance, Dec. 31, 1998	3,526,638	$352	$8,700,251	$(8,555,916)	$144,687

Issuance of Stock for
Cash and Services	63,280	6	195,741	-	195,747

Stock Based Compensation	-	-	372,680	-	372,680

Net income for the year ended December 31, 1999	-	-	-	(523,755)	(523,755)

Balance, Dec. 31, 1999	3,589,918	358	9,268,672	(9,079,671)	189,359

Issuance of Stock for
Cash and Services	2,394	2	305,732	-	305,734

Stock Based Compensation	-	-	829,235	-	829,235

Net income for the year ended December 31, 2000	-	-	-	(1,415,658)	(1,415,658)

Balance, Dec. 31, 2000	3,592,312	360	10,403,639	(10,495,329)	(91,330)

Issuance of Stock for
Cash and Services	155,192	15	342,545	-	342,560

Cancelled Shares	(700,000)	(70)	(13,931)	-	(14,001)

Stock Based Compensation	-	-	20,262	-	20,262

Net income for the year ended December 31, 2001	-	-	-	(1,847,617)	(1,847,617)

Balance, Dec. 31, 2001	3,047,504	305	10,752,515	(12,342,946)	(1,590,126)

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Statements of Stockholder’s Equity

For the period from Inception [June 16, 1995] through December 31, 2006

Net income for the year ended December 31, 2002	-		-	94,159	94,159

Balance, Dec. 31, 2002	3,047,504	$305	$10,752,515	$(12,248,787)	$(1,495,967)

	Common Shares	Common Stock	Additional Paid in Capital	Accum. Deficit	Net Stockholders' Equity (Deficit)
Balance, Dec. 31, 2002	3,047,504	$305	$10,752,515	$(12,248,787)	$(1,495,967)

Issuance of Stock for
Cash and Services	606,000	60	6,000	-	6,060

Net income for the year ended December 31, 2003	-		-	(806,371)	(806,371)

Balance, Dec. 31, 2003	3,653,504	365	10,758,515	(13,055,158)	(2,296,278)

Issuance of Stock for
Cash and Services	2,218,667	222	1,999,833	-	2,000,055

Stock Based Compensation	-	-	205,145	-	205,145

Net income for the year ended December 31, 2004	-	-	-	(1,088,918)	(1,088,918)

Balance, Dec. 31, 2004	5,872,171	587	12,963,493	(14,144,076)	(1,179,996)

Issuance of Stock for
Cash and Services	140,034	14	420,052	-	420,066

Stock Based Compensation	-	-	62,580	-	62,580

Net income for the year ended December 31, 2005	-	-	-	(830,766)	(830,766)

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Statements of Stockholder’s Equity

For the period from Inception [June 16, 1995] through December 31, 2006

Balance, Dec. 31, 2005	6,012,205	601	13,446,125	(14,974,842)	(1,528,116)

Issuance of Stock for
Cash and Services	11,638,863	1,164	2,909,921	-	2,911,085

Stock Based Compensation	-	-	6,034	-	6,034

Net income for the year ended December 31, 2006	-	-	-	(972,327)	(972,327)
Balance, Dec. 31, 2006	17,651,068	$1,765	$16,362,080	$(15,947,169)	$416,676

See accompanying notes to financial statements.

	Common Shares	Common Stock	Additional Paid in Capital	Accum. Deficit	Net Stockholders' Equity (Deficit)
Balance, Dec. 31, 1998	3,526,638	$352	$8,700,251	$(8,555,916)	$144,687

Issuance of Stock for
Cash and Services	63,280	6	195,741	-	195,747

Stock Based Compensation	-	-	372,680	-	372,680

Net income for the year ended December 31, 1999	-	-	-	(523,755)	(523,755)

Balance, Dec. 31, 1999	3,589,918	358	9,268,672	(9,079,671)	189,359

Issuance of Stock for
Cash and Services	2,394	2	305,732	-	305,734

Stock Based Compensation	-	-	829,235	-	829,235

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Statements of Stockholder’s Equity

For the period from Inception [June 16, 1995] through December 31, 2006

Net income for the year ended December 31, 2000	-	-	-	(1,415,658)	(1,415,658)

Balance, Dec. 31, 2000	3,592,312	360	10,403,639	(10,495,329)	(91,330)

Issuance of Stock for
Cash and Services	155,192	15	342,545	-	342,560

Cancelled Shares	(700,000)	(70)	(13,931)	-	(14,001)

Stock Based Compensation	-	-	20,262	-	20,262

Net income for the year ended December 31, 2001	-	-	-	(1,847,617)	(1,847,617)

Balance, Dec. 31, 2001	3,047,504	305	10,752,515	(12,342,946)	(1,590,126)

Net income for the year ended December 31, 2002	-		-	94,159	94,159

Balance, Dec. 31, 2002	3,047,504	$305	$10,752,515	$(12,248,787)	$(1,495,967)

	Common Shares	Common Stock	Additional Paid in Capital	Accum. Deficit	Net Stockholders' Equity (Deficit)
Balance, Dec. 31, 2002	3,047,504	$305	$10,752,515	$(12,248,787)	$(1,495,967)

Issuance of Stock for
Cash and Services	606,000	60	6,000	-	6,060

Net income for the year ended December 31, 2003	-		-	(806,371)	(806,371)

Balance, Dec. 31, 2003	3,653,504	365	10,758,515	(13,055,158)	(2,296,278)

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Statements of Stockholder’s Equity

For the period from Inception [June 16, 1995] through December 31, 2006

Issuance of Stock for
Cash and Services	2,218,667	222	1,999,833	-	2,000,055

Stock Based Compensation	-	-	205,145	-	205,145

Net income for the year ended December 31, 2004	-	-	-	(1,088,918)	(1,088,918)

Balance, Dec. 31, 2004	5,872,171	587	12,963,493	(14,144,076)	(1,179,996)

Issuance of Stock for
Cash and Services	140,034	14	420,052	-	420,066

Stock Based Compensation	-	-	62,580	-	62,580

Net income for the year ended December 31, 2005	-	-	-	(830,766)	(830,766)

Balance, Dec. 31, 2005	6,012,205	601	13,446,125	(14,974,842)	(1,528,116)

Issuance of Stock for
Cash and Services	11,638,863	1,164	2,909,921	-	2,911,085

Stock Based Compensation	-	-	6,034	-	6,034

Net income for the year ended December 31, 2006	-	-	-	(972,327)	(972,327)
Balance, Dec. 31, 2006	17,651,068	$1,765	$16,362,080	$(15,947,169)	$416,676

See accompanying notes to financial statements

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Statements of Stockholder’s Equity

For the period from Inception [June 16, 1995] through December 31, 2006

	Common Shares	Common Stock	Additional Paid in Capital	Accum. Deficit	Net Stockholders' Equity (Deficit)
Balance, Dec. 31, 2002	3,047,504	$305	$10,752,515	$(12,248,787)	$(1,495,967)

Issuance of Stock for
Cash and Services	606,000	60	6,000	-	6,060

Net income for the year ended December 31, 2003	-		-	(806,371)	(806,371)

Balance, Dec. 31, 2003	3,653,504	365	10,758,515	(13,055,158)	(2,296,278)

Issuance of Stock for
Cash and Services	2,218,667	222	1,999,833	-	2,000,055

Stock Based Compensation	-	-	205,145	-	205,145

Net income for the year ended December 31, 2004	-	-	-	(1,088,918)	(1,088,918)

Balance, Dec. 31, 2004	5,872,171	587	12,963,493	(14,144,076)	(1,179,996)

Issuance of Stock for
Cash and Services	140,034	14	420,052	-	420,066

Stock Based Compensation	-	-	62,580	-	62,580

Net income for the year ended December 31, 2005	-	-	-	(830,766)	(830,766)

Balance, Dec. 31, 2005	6,012,205	601	13,446,125	(14,974,842)	(1,528,116)

Issuance of Stock for
Cash and Services	11,638,863	1,164	2,909,921	-	2,911,085

Stock Based Compensation	-	-	6,034	-	6,034

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Statements of Stockholder’s Equity

For the period from Inception [June 16, 1995] through December 31, 2006

Net income for the year ended December 31, 2006	-	-	-	(972,327)	(972,327)
Balance, Dec. 31, 2006	17,651,068	$1,765	$16,362,080	$(15,947,169)	$416,676

See accompanying notes to financial statements

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)

Organization

Integrated Coffee Technologies Inc. was organized under the laws of the State of Delaware on June 16, 1995.  The Company was organized to engage in any lawful activity.  These financial statements contain operations of Integrated Coffee Technologies, Inc.

American Tropical Plants, Inc., a wholly-owned subsidiary of Integrated Coffee Technologies, Inc., is a Hawaii Corporation and was organized under the laws of that state on May 29, 1997 as American Tropical Plants, Inc.  The name of that Company was changed in March 29, 1998 to For Bio Tropical Plants and on January 26, 2000 back to American Tropical Plants, Inc.  Until the end of 1998 this subsidiary was engaged in several activities associated with the coffee research. Since 1999, no operating activities have been done in this subsidiary and on December 14, 2004 American Tropical Plants entered into the status of “Involuntary Dissolution”.

The Company is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7.  The Company has at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

 (b)

Consolidation

For the purposes of financial disclosure, Integrated Coffee Technologies Inc. and American Tropical Plants, Inc. have been consolidated.  All inter-company transactions have been eliminated. (See Note 8)

(c)

Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(d)

Fair Values of Financial Instruments

The fair value of the Company’s cash and cash equivalents, accounts receivable, and accounts payable approximates the carrying amount due to the short duration of these accounts.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 (e)

Revenue Recognition

The Company recognizes revenues in accordance with the Securities and Exchange Commission, Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition” SAB 104 clarifies application of U. S. generally accepted accounting principles to revenue transactions.  Revenue is recognized as earned; persuasive evidence of an agreement exists, prices are fixed or determinable, and cash collections are reasonably assured. As of yet, the Company has not had revenues from operations.

(f)

Cash

For purposes of the statements of cash flows, the Company considers cash on deposit in banks, deposits in transit, and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents. The Company had $713,658 in cash as of December 31, 2006. The total cash balance is held in one account in a single bank.  This exceeds the Federal Deposit Insurance Corporation (FDIC) insured limit of $100,000 by $613,658.

(g)

Advances

The advance account is for money the Company advanced to an investment bank to help the Company obtain additional financing.  The balance uncollected as of December 31, 2006 was $50,000.  At December 31, 2006, the Company had an allowance for uncollectible accounts of $11,400.  The allowance for doubtful accounts, which is based upon management’s evaluation of numerous factors, including a predictive analysis of the outcome of the current portfolio and prior credit loss experience, is deemed adequate to cover reasonably expected losses inherent in the outstanding advance.  The Company charges off uncollectible accounts when management estimates no possibility of collecting the related advance.

(h)

Income Taxes

The Company applies the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes.  The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.  Due to a loss from inception, the Company has no tax liability. (See Note 4)

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

 (i)

Property and Equipment

Property and equipment is recorded at cost less accumulated depreciation. Assets are depreciated using the straight-line method over their estimated useful lives ranging from three to seven years. Expenditures for maintenance and repairs are charged to expenses as incurred.

(j)

Impairment of Patents and Licenses

The Company reviews long-lived assets, at least annually, to determine if impairment has occurred and whether the economic benefit of the asset (fair value for assets to be used and fair value less disposal costs for assets to be disposed) is expected to be less than the carrying value. Triggering events, which signal further analysis, consist of a significant decrease in the asset’s market value, a substantial change in the use of an asset, a significant physical change in the asset, a significant change in the legal or business climate that could affect the asset, an accumulation of costs significantly in excess of the amount originally expected to acquire or construct the asset, or a history of losses that imply continued losses associated with assets used to generate revenue.  No such adjustments were required for the fiscal year ended December 31, 2006.

(k)

Net Income (Loss) Per Share

In accordance with Statement of Financial Accounting Standards No. 128, Earnings per Share (SFAS 128), the Company computes basic income (loss) per share by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted net income per share reflects the dilution of potential common shares outstanding such as stock options and unvested restricted stock during the period using the treasury stock method.  Basic and diluted earnings per share are equal because the stock options were determined to be anti-dilutive due to the net losses.

(l)

Impact of New Accounting Standards

SFAS 156 Accounting for Servicing of Financial Assets (March 2006)

This statement is an amendment of SFAS 140.  This clarifies when to separately account for servicing rights, requires servicing rights to be separately recognized initially at fair value, and provides the option of subsequent accounting for servicing rights at either fair value or under the amortization method.  The standard is effective for fiscal years beginning after September 15, 2006 but can be adopted early.  Currently, the Company does not anticipate the adoption of SFAS 156 will have a material impact of its financial statements.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 1

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(l)

Impact of New Accounting Standards

FIN No. 48 Accounting for Uncertainty in Income Taxes (July 2006)

Also known as Interpretation No. 48, this interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach.  FIN No. 48 is effective for fiscal years beginning after December 15, 2006.  The Company is currently evaluating the impact of adoption of this interpretation.

SFAS 157 Fair Value Measurements (September 2006)

This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements.  This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Early adoption is encouraged.  Currently, the adoption of SFAS 157 is not expected to have a material impact on the financial statements.

SFAS 158 Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans (September 2006)

This statement is an amendment of FASB Statements 87, 88, 106 and 132(R)” (“SFAS 158”). SFAS 158 requires an employer to recognize the over-funded or under-funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its  statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires the measurement of defined benefit plan assets and obligations as of the date of the employer’s fiscal year-end statement of financial position (with limited exceptions).  Management does not expect adoption of SFAS 158 to have a material impact on the Company’s financial statements.

SFAS 159 The Fair Value Option for Financial Assets and Financial Liabilities (February 2007)

SFAS 159 creates a fair value option allowing an entity to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and financial liabilities, with changes in fair value recognized in earnings as they occur. SFAS 159 also requires an entity to report those financial assets and financial liabilities measured at fair value in a manner that separates those reported fair values from the carrying amounts of assets and liabilities measured using another measurement attribute on the face of the statement of financial position. Lastly, SFAS 159 requires an entity to provide information that would allow users to understand the effect on earnings of changes in the fair value on those instruments selected for the fair value election. SFAS 159 is effective for fiscal years beginning after November 15, 2007 (January 1, 2008 for the Bank), with early adoption permitted. The Company is continuing to evaluate SFAS 159 and to assess the impact on its results of operations and financial condition if an election is made to adopt the standard.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 2

GOING CONCERN

The Company has limited operating capital with limited revenue from operations.  Realization of a major portion of the assets is dependent upon the Company’s ability to meet its future financing requirements, and the success of future operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern and could result in discontinuance of operations.

Management plans include raising capital to expand business operations and bring products to market, or seeking a suitable merger candidate. If the Company is unsuccessful in these efforts or if it cannot obtain a source of funding or investment, it may substantially curtail or terminate its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3

SHAREHOLDER LOAN/RELATED PARTY TRANSACTIONS

As of December 31, 2006, the Company had recorded a note payable to a shareholder for $153,000 for a line of credit. The note bears an interest rate of 6% per annum and is due December 31, 2007. The note has non-detachable stock purchase warrants allowing the note holder to convert the debt, including accrued interest, into the Company’s Common stock at a rate of $1 per share.  The following summarizes warrant activity on this line of credit for the year ended December 31, 2006:

	Shares	Weighted Average Exercise Price

Warrants outstanding at December 31, 2005	126,277	3.00
Granted	177,521	1.00
Excersied	-	-
Expired	(126,277)	3.00
Warrants outstanding at December 31, 2006	177,521	1.00
Warrants exercisable at December 31, 2006	177,521	1.00

As of December 31, 2006, the Company had recorded a note payable to a shareholder for $145,980 for expenses the shareholder had incurred on behalf of the Company. The note has accrued interest of $63,258. As of December 31, 2006 the note is non-interest bearing and is due and payable upon demand.

As of December 31, 2006, the Company had recorded a note payable to an officer for $20,500 for expenses the officer had accrued on behalf of the Company. The note is non-interest bearing and is due and payable upon demand. See Note 13 for subsequent event.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 3

SHAREHOLDER LOAN/RELATED PARTY TRANSACTIONS (CONTINUED)

As of December 31, 2006, the Company has a payable to a shareholder for services totaling $73,860. The payable is non-interest bearing and is due and payable upon demand.

As of December 31, 2006, the Company has accrued interest of $359,343 on prior and existing shareholder loans.

NOTE 4

COMMON STOCK

The Company has 20,000,000 authorized common shares at a par value of $.0001. There are currently 17,651,068 common shares issued and outstanding.

During the year ended December 31, 2006, the Company issued 10,905,631 shares in relief of debt of $2,181,126 or $0.20 per share and further funding commitments by such shareholder.  The Company issued 729,980 shares for cash of $729,980 or $1 per share.  During the same period, 3,252 options were exercised for 3,252 shares for cash of $33, or $0.01 per share.

During the year ended December 31, 2005, the Company issued 133,334 shares at $3.00 per share for cash of $400,000.  The Company also issued 6,700 shares at $3.00 per share to a consultant as a finders fee.

NOTE 5

INCOME TAXES

The Provision for income taxes consists of the following:
	2006	2005

Current taxes	$ -	$ -
Deferred tax benefit	(309,854)	(247,651)
Benefit of operating loss carryforwards	309,854	247,651
	$ -	$ -

	2006	2005
Expected benefit based on statutory rates	$ (369,484)	$ (311,187)
Effect of:
Change in valuation allowance	$ 493,571	$ 302,879
Tax Exempt Income		$ (4,760)
Non-deductible differences	$ 8,472	$ 7,590
Graduated rates	$ (132,559)	$ 5,478
	$ -	$ -

Below is a summary of deferred tax asset calculations.  A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized.  The tax provision differs from amounts that would be calculated by applying federal statutory rates to income before income taxes primarily because of the valuation allowance for deferred tax assets.  Deferred tax assets recognized for deductible temporary differences and loss carry forwards total $176,096, net of a valuation allowance of $6,342,937.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 5

INCOME TAXES (CONTINUED)

The deferred tax liability for taxable temporary differences totals $176,096, as detailed below.

	2006	2005
Deferred Tax Asset:
Allowance for Short Term Loans	4,332	-
Accrued Rent	3,493
Net Operating Loss Carryforwards	6,511,208	6,201,354

Gross Deferred Tax Asset	6,519,033	6,201,354
Less valuation allowance	(6,342,937)	(5,849,366)

Net Deferred Tax Asset	176,096	351,988

Deferred Tax Liabilities:
Accrued liabilities	(697)	(24,246)
Patents, due to differences in amortization	(173,997)	(327,734)
Property and equipment, due to differences in depreciation	(1,401)	(8)

Deferred Tax Liability	(176,096)	(351,988)

Net Deferred Tax Asset (Liability)	-	-

Current Net Deferred Tax Asset (Liability)	(612)	(23,056)
Long-term Net Deferred Tax Asset (Liability)	612	23,056
Total Net Deferred Tax Asset (Liability)	-	-

The Provision for income taxes consists of the following:
Current taxes	$ -	$ -
Deferred tax benefit	(309,854)	(247,651)
Benefit of operating loss carryforwards	309,854	247,651
	$ -	$ -

Expected benefit based on statutory rates	$ (369,484)	$ (311,187)
Effect of:
Change in valuation allowance	$ 493,571	$ 302,879
Tax Exempt Income		$ (4,760)
Non-deductible differences	$ 8,472	$ 7,590
Graduated rates	$ (132,559)	$ 5,478

$ -	$ -

Reconciliation between income taxes at the federal and state statutory tax rate (38%) and the actual income tax provision for continuing operations follows:

	2006	2005
Expected benefit based on statutory rates	$ (369,484)	$ (311,187)
Effect of:
Change in valuation allowance	$ 493,571	$ 302,879
Tax Exempt Income		$ (4,760)
Non-deductible differences	$ 8,472	$ 7,590
Graduated rates	$ (132,559)	$ 5,478
	$ -	$ -

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 5

INCOME TAXES (CONTINUED)

The Company has the following operating loss carryforwards available at December 31, 2006:

Date of Operating Loss	Year of Expiration	Balance of Loss
12/31/2006	4/30/2026	815,405
12/31/2005	4/30/2025	651,712
12/31/2004	4/30/2024	762,734
12/31/2003	4/30/2023	757,553
12/31/2002	4/30/2022	598,963
12/31/2001	4/30/2021	638,064
12/31/2000	4/30/2020	160,784

12/31/1999	4/30/2019	210,727
12/31/1998	4/30/2018	4,263,903
12/31/1997	4/30/2017	3,890,459
12/31/1996	4/30/2016	3,821,493
12/31/1995	4/30/2015	562,960

Total NOL Carryforward		$ 17,134,757

NOTE 6

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost less accumulated depreciation and is summarized as follows:

	Cost	Accumulated Depreciation	Net
Office Equipment	$ 8,872	$ 2,520	$ 6,352
Lab Equipment	85,910	39,772	46,138
Furniture & Fixtures	43,343	40,634	2,709
Total Property and Equipment	$ 138,125	$ 82,926	$ 55,199

For the consolidated statements presented depreciation expense was $9,520 for the period ended December 31, 2006 and $13,305 for the period ended December 31, 2005. The cost of repairs and maintenance is charged to operations as incurred.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 7

PATENTS/LICENSES

On April 15, 1997, the Company entered into a license agreement with another entity to purchase an exclusive right to two patents in exchange for agreeing to pay the legal and maintenance fees to upkeep the patents.  The patents’ issuance dates were February 23, 1999 and June 13, 2000. According to the agreements, the patents expire on August 11, 2016 and March 25, 2016, respectively. The Company has determined the useful life of the license to the patents to be at least three years longer than the expiration dates.  Given the fact that a useful life has been determined, the Company amortizes the license to the patent over the remaining legal life of the patents. The amortization expense for the years ended December 31, 2006 and 2005 is $73,225 and $68,977, respectively.

On July 6, 2001, the Company entered into a license agreement with another company to purchase non-exclusive rights to two patents for $150,000.  In addition on August 30, 2006, the Company paid $20,000 to increase the rights of the license to these patents. The patents’ issuance dates were June 16, 1998 and November 30, 1999. According to the patent agreements, the patents expire on June 15, 2015 and September 12, 2015. The Company has determined the useful life of the license to the patent to be at least as long as the expiration dates of the patents.  Given that the useful life has been determined, the Company amortizes the license over the remaining legal lives of the patents. The amortization expense for the years ended December 31, 2006 and 2005 is $10,881 and $10,715, respectively.

The following is a summary of the patents/licenses:

	Cost	Accumulated Amortization	Net
Patent	$ 1,078,803	$ (377,428)	$ 701,375
Licence	170,000	(48,381)	121,619
Total Patent/Licenses	$ 1,248,803	$ (425,809)	$ 822,994

In the ordinary course of business, the Company has committed to pay royalties to third parties for the use of technology.  These royalties typically are based on a percent of sales or on some variation of a percentage of value added through production or use of certain licensed products or the sale of products within certain valid patent rights.  In the industry, royalty percentages can range from one to ten percent of sales or from 10 percent to 50 percent of the value added for a particular component of a product attributable to licensed technology.  In 2006, no royalties were accrued or paid because production on the patent had not commenced.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 7

PATENTS/LICENSES (CONTINUED)

The following is a listing of the estimated amortization expense for the next five years:

	Patent	License	Total
For the year ended 12/31/2007	$76,074	$12,714	$88,788
For the year ended 12/31/2008	76,074	12,714	88,788
For the year ended 12/31/2009	76,074	12,714	88,788
For the year ended 12/31/2010	76,074	12,714	88,788
For the year ended 12/31/2011	76,074	12,714	88,788

NOTE 8

INTERCOMPANY TRANSACTIONS

As of December 31, 2006, the Company owed American Tropical Plants Inc, a subsidiary of the Company, $5,600.  American Tropical Plants Inc. loaned the Company the cash so the Company could cover some of its operating expenses. The short-term advance on the Company’s books was eliminated in the consolidation.

NOTE 9

LEASE OBLIGATION

The Company leases office space for operations. The office lease expires on December 31, 2010 with current monthly rent of $8,117. However, the lease can be terminated by the Company at any time, for any and/or no reason, upon sixty (60) days prior written notice. Office rent expense for the year ending December 31, 2006 and 2005 was $98,005 and $88,568, respectively. The following is a schedule by years of future minimum lease payments required by operating leases.

Rent Period	Rent Payment per Month	Number of Months	Required Minimum Lease Payments
1/1/07 - 12/31/07	$ 8,117	12	$ 97,404
1/1/08 - 12/31/08	$ 8,442	12	$ 101,304
1/1/09 - 12/31/09	$ 8,780	12	$ 105,360
1/1/10 - 12/31/10	$ 9,131	12	$ 109,572
		Total	$ 413,640

NOTE 10

DEBT FORGIVENESS

During October 2006, the Company entered into an agreement with a shareholder of the Company wherein the Company issued 10,905,631 shares of the Company’s common stock valued at $0.20 per share to relieve $2,181,126 in debt and further funding commitments by such shareholder.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 11

COMMON CONTROL

As of December 31, 2006, approximately 72% of the Company’s issued and outstanding common stock were controlled by one shareholder giving  them effective power to control the vote on substantially all significant matters without the approval of other shareholders.

NOTE 12

STOCK OPTIONS

In 1999,  the  Company  began to issue  stock options to provide incentives to its directors,  officers, employees and advisors  to do  business  with the Company and to enable the Company to obtain and  retain  the  services  of the type of  directors,  officers, advisors and employees  considered  essential for long-term success. The granting of options is at the discretion of the Board.

As of December 31, 2006, there were outstanding a total of 507,667 stock options to purchase Company common stock, all of which  have an  exercise  price of $0.01 per  share.  Options granted under the plan vest over a one to four year period.  Of the options outstanding, 507,667 are vested as of December 31, 2006.

Prior to January 1, 2006, the Company applied the provisions of APB #25, "Accounting for Stock Issued to Employees" and, as a result, we measured stock-based compensation using the intrinsic value method.  On December 19, 2004, the Financial Accounting Standards Board issued SFAS No. 123(R), “Share-Based Payments”, which requires all share based payments to be recognized in the income statement based on their relative fair values.  We adopted the provisions of SFAS No. 123(R) as of April 1, 2006.

Following the provisions of SFAS no. 123(R), we have adopted the modified prospective method of accounting and reporting for share-based payments and we recognize the related costs of an option over the shorter of the period during which the expected requisite service is provided or the vesting term.  Prior periods have not been restated for stock compensation based on estimates of fair value of options.  We have estimated the fair value of options using the Black-Scholes option valuation model.  We use historical industry data to estimate the volatility of our stock.  Assumptions used for the valuation model are set forth as follows:

	2006	2005	Inception
Estimated volatility factor	69.44%	69.44%	69.44%
Risk-free interest rate	4.99%	4.29%	4.29 - 6.23%
Expeced Dividend Yield	0%	0%	0%
Estimated life (years)	5 - 20	5 - 20	5 - 20

	For the Year Ended December 31, 2005	For the period from Inception through December 31, 2006

Net Income (Loss), as reported	$ (830,766)	$ (15,947,169)

Add: stock-based compensation expense included in reported net income under intrinsic value method	62,580	1,489,901

Deduct: stock based employee compensation determined under fair value based method for all awards	(62,719)	(1,497,008)

Pro Forma Net Income (Loss)	$ (830,905)	$ (15,954,276)

Net Income (Loss) per Share	$ (0.14)	$ (4.29)

	Shares	Weighted Average Exercise Price

Options outstanding at December 31, 2005	488,752	0.01
Granted	24,167	0.01
Excersied	(3,252)	0.01
Expired	(2,000)
Options outstanding at December 31, 2006	507,667	0.01
Options exercisable at December 31, 2006	507,667	0.01

Year Ended

	Shares	Weighted Average Exercise Price

Warrants outstanding at December 31, 2005	126,277	3.00
Granted	177,521	1.00
Excersied	-	-
Expired	(126,277)	3.00
Warrants outstanding at December 31, 2006	177,521	1.00
Warrants exercisable at December 31, 2006	177,521	1.00

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 12

STOCK OPTIONS (CONTINUED)

The following table summarizes stock option activity for the year ended December 31, 2006:

	For the Year Ended December 31, 2005	For the period from Inception through December 31, 2006

Net Income (Loss), as reported	$ (830,766)	$ (15,947,169)

Add: stock-based compensation expense included in reported net income under intrinsic value method	62,580	1,489,901

Deduct: stock based employee compensation determined under fair value based method for all awards	(62,851)	(1,499,182)

Pro Forma Net Income (Loss)	$ (831,037)	$ (15,956,449)

Net Income (Loss) per Share	$ (0.14)	$ (4.29)

	Shares	Weighted Average Exercise Price

Options outstanding at December 31, 2005	488,752	0.01
Granted	24,167	0.01
Excersied	(3,252)	0.01
Expired	(2,000)
Options outstanding at December 31, 2006	507,667	0.01
Options exercisable at December 31, 2006	507,667	0.01

Year Ended

	Shares	Weighted Average Exercise Price

Warrants outstanding at December 31, 2005	126,277	3.00
Granted	177,521	1.00
Excersied	-	0.01
Expired	(126,277)	3.00
Options outstanding at December 31, 2006	177,521	1.00
Options exercisable at December 31, 2006	177,521	1.00

As of December 31, 2006, all options were fully vested.  For the year ended December 31, 2006, total stock-based compensation expense recognized was $6,034.

The following summarizes the stock-based compensation expense for the year ended December 31, 2005 and for the period from inception through December 31, 2006, had the Company adopted the provision of SFAS 123(R) at inception:

	For the Year Ended December 31, 2005	For the period from Inception through December 31, 2006

Net Income (Loss), as reported	$ (830,766)	$ (15,947,169)

Add: stock-based compensation expense included in reported net income under intrinsic value method	62,580	1,489,901

Deduct: stock based employee compensation determined under fair value based method for all awards	(62,719)	(1,497,008)

Pro Forma Net Income (Loss)	$ (830,905)	$ (15,954,276)

Net Income (Loss) per Share	$ (0.14)	$ (4.29)

	Shares	Weighted Average Exercise Price

Options outstanding at December 31, 2005	488,752	0.01
Granted	24,167	0.01

Excersied	(3,252)	0.01
Expired	(2,000)
Options outstanding at December 31, 2006	507,667	0.01
Options exercisable at December 31, 2006	507,667	0.01

Year Ended

	Shares	Weighted Average Exercise Price

Warrants outstanding at December 31, 2005	126,277	3.00
Granted	177,521	1.00
Excersied	-	-
Expired	(126,277)	3.00
Warrants outstanding at December 31, 2006	177,521	1.00
Warrants exercisable at December 31, 2006	177,521	1.00

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

NOTE 13

CONCENTRATIONS

The Company is reliant on a single lender for a majority of its debt financing.  The Company could be severely impacted should this lender call this debt and the Company is unable to find a suitable replacement lender.

NOTE 14

SUBSEQUENT EVENTS

On June 18, 2007 the Company entered into a letter of intent to merge with Pacific Land and Coffee Corporation, a retailer of coffee and coffee related products. The letter of intent, which is subject to the completion of due diligence, approval of shareholders of the Company, and other matters, will be affected by the issuance of a number of shares equal to approximately 70% of the outstanding shares of Pacific Land and Coffee Corporation after giving effort to their issuance.

During 2004, American Tropical Plants, Inc. was involuntarily dissolved. On June 28, 2007, American Tropical Plants, Inc. was dissolved and liquidated its operations into the Company’s operations.

On September 24, 2007, the Company issued 20,500 stock options in exchange for the note payable to an officer for $20,500.

INTEGRATED COFFEE TECHNOLOGIES, INC>

Unaudited Financial Statements as of and for the nine months

Ended September 30, 2007

INTEGRATED COFFEE TECHNOLOGIES, INC.

(A Development Stage Company)

BALANCE SHEET

	ASSETS

		September 30
		2007
		(Unaudited)
Current Assets
Cash and cash equivalents		$53
Short term advances		42,669
		----------------
Total Current Assets		42,722

Fixed Assets
Property and Equipment, net	Note 6	173,328
Accumulated Depreciation		(91,927)
		----------------
Total Fixed Assets		81,401

Other Assets
Patents/License Agreements	Note 7	783,632
Rent Deposit		7,500
		----------------
Total Other Assets		791,132
		----------------

TOTAL ASSETS		$915,255
		========

The accompanying notes are an integral part of the financial statements.

INTEGRATED COFFEE TECHNOLOGIES, INC.

(A Development Stage Company)

BALANCE SHEET

	LIABILITIES & STOCKHOLDER'S EQUITY
			September 30
			2007
			(Unaudited)
Current Liabilities	Accounts Payable		$481,998
	Bankoverdraft		1,194
	Payroll & Excise Taxes Payable		333
	Accrued expenses	Note 3	214,559
	Shareholder loans- Related Party	Note 3	296,828

			----------------
	Total Current Liabilities		994,912

			----------------
	TOTAL LIABILITIES		994,912

Stockholder's Equity
	Common Stock - 20,000,000 shares authorized;
	Par value of $.0001 per share; 17,651,068 shares issued and outstanding	Note 5	1,765
	Additional paid-in capital		16,362,080
	Deficit accumulated during the development stage		(16,443,502)
			----------------
	Total Stockholder's Equity		(79,657)
			----------------
	TOTAL LIABILITIES & STOCKHOLDER'S DEFICIT		$915,255
			========

The accompanying notes are an integral part of the financial statements.

INTEGRATED COFFEE TECHNOLOGIES, INC.

(A Development Stage Company)

CONDENSED STATEMENTS OF OPERATIONS

For the Three and Nine Months Ended September 30, 2007 and 2006

and for the Period from Inception (June 16, 1995) through September 30, 2007

From Inception

(June 16,)

For the Three

For the Three

For the Nine

For the Nine

1995)

Months

Months

Months

Months

through

September 30,

September 30,

September 30,

2007

2006

2007

2006

2007

Revenues

$

--

$

--

$

--

$

--

$

--

Expenses

General & Administrative

100,010

124,310

360,077

358,059

12,219,707

Research and Development

24,174

35,862

133,490

133,464

805,316

Net Loss from Operations

(124184)

(160,172)

(493,567)

(491,523)

(13,025,023)

Other Income (Expense):

Other Income

--

--

13,145

(2,198,028)

Interest Expense

(1,762)

(36,157)

(2,766)

(133,773)

(1,220,451)

Total Other Income (Expense)

(1,762)

(36,157)

(2,766)

(120,628)

(3,418,479)

Net Loss before Income Taxes

$

(125,946)

$

(196,329)

$

(496,333)

$

(612,151)

$

(16,443,502)

Provision for Income Taxes

$

0

$

0

$

0

$

0

$

0

Net Loss

(125,946)

(196,329)

(496,333)

(612,151)

(16,443,502)

Net Loss per Share

$

(0.01,)

$

(0.03)

$

(0.03)

$

(0.10)

$

(3.60)

Weighted Average Shares

Outstanding

17,651,068

6,012,620

17,651,068

6,014,522

4,573,366

The accompanying notes are an integral part of the financial statements.

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Condensed Statements of Cash Flow

For the nine months ended September 30, 2007 and 2006 and for the periods from Inception [June 16, 1995] through September 30, 2007

	For the Nine Months	For the Nine Months	For the Periods
	ended	ended	from Inception
	September 30,	September 30,	[June 16, 1995] through
	2006	2007	September 30, 2007
Cash Flows From Operating Activities:
Net Income (Loss)	$(612,151)	$(496,333)	(16,443,502)
Adjustments to reconcile net (loss) to			-
net cash provided by operating activities:			-
Stock Based Compensation		-	1,495,935
Stock issued for expenses	-	-	4,101,484
Depreciation	9,000	9,000	121,248
Amortization	-	69,066	494,875
(Increase)/Decrease in Advances	2,000	(4,069)	(42,669)
(Increase)/Decrease in Deposits	(1,500)	(4,500)	(7,500)
Increase/(Decrease) in Accounts Payable	33,980	3,597	539,217
Increase/(Decrease) in Shareholder Loans	103,890	(2,152)	287,966
Increase/(Decrease) in Accrued Officer Compensation	-	-	20,500
Increase/(Decrease) in Accrued Interest	133,773	(217,234)	142,109
Increase/(Decrease) in Accrued Liabilities	1,445	(7,267)	3,927

Net Cash Provided by/(Used for) Operating Activities	(329,563)	(649,892)	(9,286,410)

Cash Flows From Investing Activities:
Purchase of Property, Plant, & Equipment	(4,604)		(35,202)	(202,649)
Purchase of Patent Rights/Licenses	(38,723)		(29,705)	(1,278,508)

Net Cash Provided by/(Used for) Investing Activities	(43,327)		(64,907)	(1,481,157)
Cash Flows From Financing Activities:
Payment on Related Party Notes			-	(457,530)
Proceeds from stock issuance				8,320,475
Issuance of Related Party Notes				2,903,481

Net Cash Provided by/(Used for) Financing Activities	-		-	10,766,426
Net Increase in Cash	(372,890)		(714,799)	(1,141)
Beginning Cash Balance	376,224		713,658	-
Ending Cash Balance	$3,334		$(1,141)	(1,141)

Supplemental Disclosure of Cash Flow Information:
Stock issued for debt forgiveness	$-	$
Cash paid for taxes	$-		$-	-
Cash paid during the year for interest	$-		$220,000	-
Expenses paid by shareholders	$-		$-	-

The accompanying notes are an integral part of the financial statements.

Note 1

INTERIM FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, the accompanying unaudited financial statements contain all necessary adjustments for fair presentation,

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

consisting of normal recurring adjustments as of September 30, 2007, and the results of operations and cash flows for the three and nine months ended September 30, 2007 and 2006 and for the period from inception thru September 30, 2007.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.  The information included in these interim financial statements should be read with the Company’s audited financial statements and notes thereto for the year ended December 31, 2006.  The results of operations for the three and nine months ended September 30, 2007, are not necessarily indicative of the results of operations to be expected for the full fiscal year.

NOTE 2

GOING CONCERN

The Company has limited operating capital with limited revenue from operations.  Realization of a major portion of the assets is dependent upon the Company’s ability to meet its future financing requirements, and the success of future operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern and could result in discontinuance of operations.

Management plans include raising capital to expand business operations and bring products to market, or seeking a well capitalized merger candidate. If the Company is unsuccessful in these efforts or if it cannot obtain a source of funding or investment, it may substantially curtail or terminate its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3

SHAREHOLDER LOAN/RELATED PARTY TRANSACTIONS

As of September 30, 2007, the Company had recorded a note payable to a shareholder for $150,848 for line of credit with the shareholder. The note bears an interest rate of 6% per annum and is due December 31, 2007. The note has non-detachable stock purchase warrants allowing the note holder to convert the debt, including accrued interest, into the Company’s Common stock at a rate of $1 per share.  The following summarizes warrant activity on this line of credit for the nine months ended September 30, 2007:

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

Weighted Average

Shares

Exercise Price

Warrants outstanding at December 31, 2006

177,521

1.00

  Granted

178,135

1.00

  Exercised

--

1.00

  Expired

177,521

1.00

Options outstanding at September 30, 2007

178,135

1.00

Options exerciseable at September 30, 2007

178,135

1.00

As of December 31, 2006, the Company had recorded a note payable to a shareholder for $145,980 for expenses the shareholder had incurred on behalf of the Company. The note has accrued interest of $63,258. As of December 31, 2006 the note is non-interest bearing and is due and payable upon demand.

As of September 30, 2007, the Company had recorded a note payable to an officer for [$20,500] for expenses the officer had accrued on behalf of the Company. The note is non-interest bearing and is due and payable upon demand. See Note 14 for subsequent event.

As of December 31, 2006, the company has accrued interest of $142,108.67 on prior and existing shareholder loans.

NOTE 5

COMMON STOCK

The Company has 20,000,000 authorized common shares at a par value of $.0001. As of September 30, 2007 there are 17,651,068 common shares issued and outstanding.

During the nine months ended September 30, 2007 no shares were issued.

NOTE 6

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost less accumulated depreciation and is summarized as follows:

	Cost	Accumulated Depreciation	Net
Office Equipment	$ 10,067	$ 750	$ 9,317
Lab Equipment	120,362	48,277	72,085
Furniture & Fixtures	42,899	42,899	-
Total Property and Equipment	$ 173,328	$ 91,926	$ 81,402

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

For the statements presented depreciation expense was $9,000.00 for the period ended September 30, 2007 and $9,000.00 for the period ended September 30, 2006. The cost of repairs and maintenance is charged to operations as incurred.

NOTE 7

PATENTS/LICENSES

On April 15, 1997, the Company entered into a license agreement with another entity to purchase an exclusive right to two patents in exchange for agreeing to pay the legal and maintenance fees to upkeep the patents.  The patents issuance dates were February 23, 1999 and June 13, 2000. According to the patent agreements, the patents expire on August 11, 2016 and March 25, 2016, respectively. The Company has determined the useful life of the license to the patents to be at least three years longer than that the expiration dates.  Given the fact that a useful life has been determined, the Company amortizes the license to the patent over the remaining legal life of the patents. The amortization expense for the years ended December 31, 2006 and 2005 is $73,225 and $68,977, respectively.

On July 6, 2001, the Company entered into a license agreement with another company to purchase non-exclusive rights to two patents for $150,000.  In addition on August 30, 2006, the Company paid $20,000 to increase the rights of the license to these patents. The patents’ issuance dates were June 16, 1998 and November 30, 1999. According to the patent agreements, the patents expires on June 15, 2015 and September 12, 2015. The Company has determined the useful life of the license to the patent to be at least as long as the expiration dates of the patents.  Given the fact that the useful life has been determined, the Company has amortized the license over the remaining legal lives of the patents. The amortization expense for the years ended September 30, 2007 and 2006 is $69,066.00 and $0, respectively.

The following is a summary of the patents/licenses:

	Cost	Accumulated Amortization	Net
Patent	$ 1,108,508	$ (429,074)	$ 679,434
Licence	170,000	(65,802)	104,198
Total Patent/Licenses	$ 1,278,508	$ (494,876)	$ 783,632

In the ordinary course of business, the Company has committed to pay royalties to third parties for the use of technology.  These royalties typically are based on a percent of sales or on some

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

variation of a percentage of value added through production or use of certain licensed products or the sale of products within certain valid patent rights.  In the industry, royalty percentages can range from one to ten percent of sales or from 10 percent to 50 percent of the value added for a particular component of a product attributable to licensed technology.  In the nine months ended September 30, 2007, no royalties were accrued or paid because production on the patent had not commenced.

NOTE 7

PATENTS/LICENSES (CONTINUED)

The following is a listing of the estimated amortization expense for the next five years:

	Patent	License	Total
For the year ended 12/31/2007	$76,074	$12,714	$88,788
For the year ended 12/31/2008	76,074	12,714	88,788
For the year ended 12/31/2009	76,074	12,714	88,788
For the year ended 12/31/2010	76,074	12,714	88,788
For the year ended 12/31/2011	76,074	12,714	88,788

NOTE 9

LEASE OBLIGATION

The Company leases office space for operations. The office lease expires on December 31, 2010 with current monthly rent of $8,117. However, the lease can be terminated by the Company at any time, for any and/or no reason, upon sixty (60) days prior written notice. Office rent expense for the year ending December 31, 2006 and 2005 was $98,005 and $88,568, respectively. The following is a schedule by years of future minimum lease payments required by operating leases that have initial or remaining non-cancellable lease terms extending beyond September 30, 2007:

Rent Period	Rent Payment per Month	Number of Months	Required Minimum Lease Payments
1/1/07 - 12/31/07	$ 8,117	3	$ 24,351
1/1/08 - 12/31/08	$ 8,442	12	$ 101,304
1/1/09 - 12/31/09	$ 8,780	12	$ 105,360
1/1/10 - 12/31/10	$ 9,131	12	$ 109,572
		Total	$ 340,587

NOTE 11

COMMON CONTROL

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

As of September 30, 2007, approximately 72% of the Company’s issued and outstanding common stock were controlled by one shareholder giving  them effective power to control the vote on substantially all significant matters without the approval of other shareholders.

NOTE 12

STOCK OPTIONS

In 1999,  the  Company  began to issue  stock options to provide incentives to its directors,  officers, employees and advisors  to do  business  with the Company and to enable the Company to obtain and  retain  the  services  of the type of  directors,  officers, advisors and employees  considered  essential for long-term success. The granting of options is at the discretion of the Board.

As of September 30, 2007, there were outstanding a total of 507,667 stock options to purchase Company common stock, all of which  have an  exercise  price of $0.01 per  share.  Options granted under the plan vest over a one to four year period.  Of the options outstanding, 507,667 are vested as of September 30, 2007.

Prior to January 1, 2006, the Company applied the provisions of APB #25, "Accounting for Stock Issued to Employees" and, as a result, we measured stock-based compensation using the intrinsic value method.  On December 19, 2004, the Financial Accounting Standards Board issued SFAS No. 123(R), “Share-Based Payments”, which requires all share based payments to be recognized in the income statement based on their relative fair values.  We adopted the provisions of SFAS No. 123(R) as of April 1, 2006.

Following the provisions of SFAS no. 123(R), we have adopted the modified prospective method of accounting and reporting for share-based payments and we recognize the related costs of an option over the shorter of the period during which the expected requisite service is provided or the vesting term.  Prior periods have not been restated for stock compensation based on estimates of fair value of options.  We have estimated the fair value of options using the Black-Scholes option valuation model.  We use historical industry data to estimate the volatility of our stock.  Assumptions used for the valuation model are set forth as follows:

NOTE 12

STOCK OPTIONS [CONTINUED]

Estimated volatility factor	69.44%
Risk-free interest rate	8 - 12%
Expeced Dividend Yield	0%
Estimated life (years)	5 - 20

The following table summarizes stock option activity for the year ended December 31, 2006:

Integrated Coffee Technologies, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

December 31, 2006

	Shares	Weighted Average Exercise Price

Options outstanding at December 31, 2006	507,667	0.01
Granted	-	0.01
Excersied	-	0.01
Expired	-
Options outstanding at September 30, 2007	507,667	0.01
Options exercisable at September 30, 2007	507,667	0.01

As of September 30, 2007, all options were fully vested.  For the nine months ended September 30, 2007, total stock-based compensation expense recognized was $0.

NOTE 14

CONCENTRATIONS

The Company is reliant on a single lender for a majority of its debt financing.  The Company could be severely impacted should this lender call this debt and the Company is unable to find a suitable replacement lender.